EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

Relating to Offer to Exchange

6.25% Convertible Senior Notes due 2009

for Any and All Outstanding

6.25% Convertible Senior Notes due 2008

of

Indevus Pharmaceuticals, Inc.

THE EXCHANGE OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON AUGUST 6, 2007, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

Each holder of Old Notes (a “Holder”) wishing to participate in the Exchange Offer, except holders of Old Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depository (“DTC”), should complete, sign and subject this Letter of Transmittal to the exchange agent, U.S. Bank National Association (the “Exchange Agent”), before the Expiration Date.

Delivery to:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail, Overnight Mail, Courier or Hand:

The Bank of New York Trust Company, N.A.

Reorganization Unit

Attn.: Enrique Lopez

101 Barclay Street, 7 East

New York, NY 10286

Phone: (212) 815-8394

By Facsimile:

Fax: (212) 298-1915

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

We are making the Exchange Offer in reliance on the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 3(a)(9) thereof.

The Exchange Offer is not being made to, nor will we accept tenders of Old Notes from, holders in any jurisdiction in which the Exchange Offer or acceptance thereof would not be in compliance with securities or “blue sky” laws of such jurisdiction.

The undersigned acknowledges that he or she has received and reviewed the Offer to Exchange, dated July 6, 2007 (as amended or supplemented from time to time, the “Offer to Exchange”), of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 in principal amount of the Company’s 6.25% Convertible Senior Notes due 2009 (the “New Notes”), for each $1,000 in principal amount of outstanding 6.25% Convertible Senior Notes due 2008 (the “Old Notes”), of the Company. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Offer to Exchange.

In order to tender Old Notes in the Exchange Offer, you must BOTH:

1. tender your Old Notes by book-entry transfer to the account maintained by the Exchange Agent at DTC such that the Old Notes are received by the Exchange Agent prior to 9:00 a.m., New York City time, on the Expiration Date according to the procedures set forth in the section entitled “The Exchange Offer—Procedures for Tendering Old Notes,” in the Offer to Exchange and the instructions in this Letter of Transmittal, OR

2. tender your Old Notes according to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer—Guaranteed Delivery Procedures” in the Offer to Exchange and the instructions in this Letter of Transmittal, if you are unable to deliver confirmation of the book-entry tender of your Old Notes into the Exchange Agent’s account at DTC and all other documents required by this Letter of Transmittal to the Exchange Agent prior to 9:00 a.m., New York City time, on the Expiration Date, AND

3. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 9:00 a.m., New York City time, on the Expiration Date. You need not submit this Letter of Transmittal if, in accordance with ATOP, DTC will send an agent’s message (“Agent’s Message”) stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Notes will be accepted only in denominations of $1,000 and multiples thereof.

DESCRIPTION OF OLD NOTES TENDERED

Old Notes Tendered	Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which the Old Notes are Held	Aggregate Principal Amount Tendered*
(please check applicable box or boxes):

6.25% Convertible Senior Notes due 2008 (CUSIP No. 454072 AA7) ☐

6.25% Convertible Senior Notes due 2008 (CUSIP No. 454072 AB5) ☐

*	Unless otherwise specified, all Old Notes held for the account of the undersigned will be tendered.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended with respect to the applicable series of Old Notes, the terms and conditions of such extension or amendment), the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes being tendered hereby; (ii) waives any and all rights with respect to the Old Notes being tendered hereby; and (iii) releases and discharges the Company and the Trustee with respect to the Old Notes from any and all claims such Holder may have, now or in the future, arising out of or related to the Old Notes, including, without limitation, any claims that such Holder is entitled to participate in any redemption of the Old Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to deliver Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby covenants, represents and warrants that:

1. the undersigned is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the Old Notes tendered hereby;

2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes issuable upon the exchange of such tendered Old Notes;

3. when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Notes, and not subject to any adverse claim or right when the same are accepted by the Company;

4. any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned;

5. neither the Holder of such Old Notes nor any such other person is an “affiliate” of the Company, as defined in Rule 405 under the Securities Act; and

6. the undersigned agrees that tenders of Old Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer.

The undersigned understands that acceptance of tendered Old Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the Old Notes tendered thereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes (or defectively tendered Old Notes which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “The Exchange Offer—Withdrawal of Tenders,” in the Offer to Exchange.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the New Notes to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the New Notes to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2 and 3)

To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number

(Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2 and 3)

To be completed ONLY if the New Notes are to be delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver New Notes to:

Name(s):

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number

(Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number, if applicable)

PLEASE SIGN HERE TO TENDER YOUR OLD NOTES

(To be completed by all Tendering Holders)

(Complete accompanying substitute Form W-9 below)

X

X
Signature(s) of Owner(s)

Date	Area Code and Telephone Number

If a Holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):

(Please Type or Print)

Capacity or Title:

Address:

(Include Zip Code)

SIGNATURE GUARANTEE

(IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date	Area Code and Telephone Number

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC’S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 9:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures. This Letter of Transmittal, or an electronic confirmation pursuant to DTC’s ATOP system, is to be completed by Holders of Old Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section entitled “The Exchange Offer—Procedures for Tendering Old Notes” in the Offer to Exchange. Book-entry confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date for the Old Notes, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Old Notes must be accompanied by an Agent’s Message confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC’s ATOP system must also include an express acknowledgment (an “Express Acknowledgment”) by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Old Notes tendered hereby must be in denominations of amount of $1,000 and any integral multiple thereof.

Holders who wish to tender their Old Notes and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date applicable to their Old Notes may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer—Guaranteed Delivery Procedures,” in the Offer to Exchange. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 9:00 a.m., New York City Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) NASDAQ Global Market (“NASDAQ”) trading days after the Expiration Date, a book-entry confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent’s Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a book-entry confirmation and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NASDAQ trading days after the Expiration Date.

The delivery of the Old Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

See the section entitled “The Exchange Offer” in the Offer to Exchange.

2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Notes in the DTC system without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations. When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered:

(i) by a registered Holder of Old Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or

(ii) for the account of an “Eligible Guarantor Institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

3. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under current federal income tax law, a Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for additional instructions.

If backup withholding applies, the Company is required to withhold a portion of certain payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be registered or issued in the name of any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Notes will be issued until such evidence is received by the Exchange Agent.

6. Waiver of Conditions. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 9:00 a.m., New York City Time, on the Expiration Date applicable to the Old Notes, satisfaction of any or all conditions enumerated in the Offer to Exchange, which may result in an extension of the period of time for which the Exchange Offer is kept open.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or an Agent’s Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

8. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange on the form entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate for the remainder of the principal amount of the Old Notes will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

9. Withdrawal of Tenders. Tenders of Old Notes may be withdrawn at any time prior to 9:00 a.m., New York City Time, on the applicable Expiration Date. A valid withdrawal of tendered Old Notes on or prior to the

Expiration Date shall be deemed a valid revocation of the tender of the Old Notes. Tenders of any Old Notes will automatically be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged as provided in the Offer to Exchange. In the event of termination of the Exchange Offer, the Old Notes tendered pursuant to such exchange offer will be returned to the tendering Holder promptly.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 9:00 a.m., New York City Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender, and (v) specify the principal amount of Old Notes to be withdrawn, if not all of the Old Notes tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section entitled “The Exchange Offer—Procedures for Tendering Old Notes,” in the Offer of Exchange, and such Old Notes will be credited to the account specified herein maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 9:00 a.m., New York City Time, on the Expiration Date.

Any attempted withdrawal of previously tendered Old Notes other than in accordance with the provisions described above and in the Offer to Exchange will not constitute a valid withdrawal of such tender.

All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will be determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange Agent, the Trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

10. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Old Notes and requests for assistance may be directed to the Exchange Agent for the Exchange Offer at the address and telephone number set forth herein. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent or your broker, dealer, commercial bank, trust company or other nominee.

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS (SEE INSTRUCTION 4)

PAYER’S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.

Name

Address
(Number and Street)

	(City)	(State)	(Zip Code)

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN
(Social Security Number OR Employer Identification Number)

Part 2—Certification Under penalty of perjury, I certify that:

Department of the Treasury Internal Revenue Service	(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including U.S. resident alien); and
(4) Any other information provided on this form is true and correct.

Part 3—Awaiting TIN ☐

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help you determine the proper number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of—

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—

6.	Sole proprietorship account or single-owner LLC	The owner(3)

7.	A valid trust, estate or pension trust	The legal entity(4)

8.	Corporate	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employment identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

•	An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding, including, among others:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER.

IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Numbers—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

In order to tender, a Holder of Old Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s ATOP procedures.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail, Overnight Mail, Courier or Hand:

The Bank of New York Trust Company, N.A.

Reorganization Unit

Attn.: Enrique Lopez

101 Barclay Street, 7 East

New York, NY 10286

Phone: (212) 815-8394

By Facsimile:

Fax: (212) 298-1915

Any questions regarding the Exchange Offer or requests for additional copies of the Offer to Exchange or the Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.